UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2017

Conagra Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Merchandise Mart Plaza, Suite 1300 Chicago, Illinois		60654
(Address of principal executive offices)		(Zip Code)

(312) 549-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 10, 2017, Conagra Brands, Inc. (the “Company”) and JANA Partners LLC (“JANA”) entered into a letter agreement (the “Letter Agreement”) with respect to the previously disclosed amended and restated Cooperation Agreement (the “Cooperation Agreement”), dated May 27, 2016, between the parties. Pursuant to the Letter Agreement, the Company has agreed to nominate Bradley A. Alford and Thomas W. Dickson (the “JANA Designees”) for election to the board of directors at the Company’s 2017 annual meeting of stockholders. In connection with the entry into the Letter Agreement, the standstill period under the Cooperation Agreement was automatically extended to the date that is the earlier of (A) the latest of (x) the date that is 30 days prior to the expiration of the Company’s advance notice period for the nomination of directors at the 2018 Annual Meeting (as defined below) and (y) if the JANA Designees (or any other representative of JANA or any affiliate of JANA) are included, and JANA and the JANA Designees have agreed in advance to such inclusion, on the Company’s slate of director nominees for the 2018 annual meeting of stockholders of the Company (the “2018 Annual Meeting”) or for any annual meeting of stockholders of the Company subsequent thereto (each, an “Applicable Meeting”), the date that is 30 days prior to the expiration of the Company’s advance notice period for the nomination of directors at the next annual meeting of stockholders of the Company following the Applicable Meeting; and (B) a material breach by the Company of its obligations under the Cooperation Agreement which is not cured within 15 days after receipt by the Company of written notice from JANA specifying the material breach.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Letter Agreement, dated as of May 10, 2017, between JANA Partners LLC and Conagra Brands, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA BRANDS, INC.

By:	/s/ Colleen Batcheler
	Name:	Colleen Batcheler
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: May 15, 2017

Exhibit Index

Exhibit Number	Description

99.1	Letter Agreement, dated as of May 10, 2017, between JANA Partners LLC and Conagra Brands, Inc.